EMPOWER ANNUITY INSURANCE COMPANY
EAIC VARIABLE CONTRACT ACCOUNT A

Empower Retirement Security Annuity I
Supplement to Prospectus Dated May 1, 2025

Supplement Dated July 14, 2025

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by Empower Annuity Insurance Company. If you would like another copy of the current Prospectus, please call 1-855-756-4738.

Effective July 1, 2025, Systematica Investments Limited, acting as general partner of Systematica Investments LP, was removed as a subadviser to the AST Multi-Asset Diversified Plus Portfolio.

Accordingly, information for the AST Multi-Asset Diversified Plus Portfolio in the “Appendix A – Portfolios Available Under the Contract” section of the Prospectus is updated as follows (all other information in the “Appendix A – Portfolios Available Under the Contract” section remains unchanged):

PORTFOLIO TYPE/INVESTMENT OBJECTIVE	PORTFOLIO NAME AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS	10 YEARS
Asset Allocation Seeks long-term capital appreciation.	AST Multi-Asset Diversified Plus Portfolio* (The Sub-Account investing in this portfolio is closed to new investors) (Effective 5/1/25, AST Academic Strategies Asset Allocation Portfolio was renamed AST Multi-Asset Diversified Plus Portfolio)	1.13%	7.71%	3.78%	4.05%
	Adviser: AST Investment Services, Inc.;PGIM Investments LLC;
	Subadviser: J.P. Morgan Investment Management, Inc.;PGIM Fixed Income**;PGIM Quantitative Solutions LLC;PGIM Real Estate***;Morgan Stanley Investment Management, Inc.;Jennison Associates LLC;Putnam Investment Management, LLC;
* This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information.
** PGIM Fixed Income is a business unit of PGIM, Inc. PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
*** PGIM Real Estate is a business unit of PGIM, Inc.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2025-PROSUPP-1-ERSA I